Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE STRATEGIC INCOME FUND

Class A, Class B, and Class C

Supplement dated July 31, 2006, to the Prospectuses dated October 1, 2005.

This supplement contains important information about the Fund referenced above (the “Fund”).

Information regarding the Fund’s breakpoint schedule beginning on page 24, under footnote 3, of the Fund’s Prospectus is replaced with the following:

The breakpoint schedule for the Strategic Income Fund is as follows: 0.55% for the first $500 million in assets; 0.50% for the next $500 million in assets; 0.45% for the next $2 billion in assets; 0.425% for the next $2 billion in assets; and 0.40% for assets over $5 billion.

RT 58533 07-06	IFR076/P1001SP 07-06

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